                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported).  January 24, 1994


                          DAUPHIN DEPOSIT CORPORATION
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Pennsylvania               0-8415               23-1938831
- -------------------------------     ------------        ------------------------
(State or other jurisdiction of     (Commission          (I.R.S. Employer
incorporation or organization       File No.)            Identification Number


       213 Market Street, Harrisburg, Pennsylvania                17105
- --------------------------------------------------------------------------------
      (Address of principal executive offices)                 (Zip Code)


              Registrant's telephone number, including area code:

                                (717) 255-2121


                                NOT APPLICABLE
- --------------------------------------------------------------------------------
           (Former name or address, if changed, since last report)

Item 5.  Other Events
- ------   ------------

         Authorization of Stock Repurchases
         ----------------------------------

         On January 24, 1994, the Board of Directors of the Corporation authorized the repurchase of up to 1,000,000 shares of the Corporation's outstanding common stock. Pursuant to the authorization, appropriate senior officers of the Corporation may direct the repurchases at times and in amounts determined by them to be prudent.

         The Corporation expects to use available cash to fund the repurchases and does not anticipate borrowing for this purpose. Repurchases will be made from time to time on the open market or in privately negotiated transactions. The shares to be purchased will be used for general corporate purposes including reissuance in connection with the Corporation's Employee Stock Purchase Plan, Stock Option Plan and such other benefit plans as may hereinafter be adopted by the Corporation.

         The press release announcing the authorization of the share repurchases is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and
- ------   ---------------------------------------------------------
         Exhibits
         --------

         (c)  Exhibits
              --------

                 99. Press Release, dated January 24, 1994, announcing authorization of stock repurchases.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   DAUPHIN DEPOSIT CORPORATION


                                   BY: /s/ Dennis L. Dinger
                                      ----------------------------------
                                        Dennis L. Dinger
                                        Executive Vice President
                                        and Chief Financial Officer

Date:  January 27, 1994

                                 EXHIBIT INDEX
                                 -------------


Exhibit Number           Description                                 Page
- --------------           -----------                                 ----
      99                 Press Release, dated January 24,              6
                         1994, announcing authorization of
                         stock repurchases.